

ICF Investor Presentation

March 2018

ICF

Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

ICF

Introducing ICF

ICF conquers complexity for its clients across a range of markets


Health and Social Programs
Energy, Environment and Infrastructure
Consumer / Financial
Safety and Security
Research
Advice
Program Implementation
Technology
Engagement

2006 to 2018: Creating a Unique Growth Platform

Organic Initiatives + Acquisitions Add Expertise, Scale and Scope

ICF uses periodic leverage to drive the corporation into new markets


ENERGY
ENVIRONMENT
EDUCATION
HEALTH
INFRASTRUCTURE
DIGITAL MARKETING
18 ACQUISITIONS
ICF
2006 IPO
12 YRS.

ICF Has a Balanced Revenue Portfolio*…

…By Market Type…



Safety and Security 8%
Consumer/ Financial 10%
Health and Social Programs 42%
Energy, Environment, and Infrastructure 40%

…By Client Category…



Int'l 7%
US State and Local 10%
Commercial 38%
US Federal 45%

*Based on FY 2017 financial performance released on February 27, 2018

ICF Serves Several Departments of the US Federal Government*

Federal Government Revenues as Percentage of Total Revenue


DHHS
20%
DOD
6%
DOS
5%
EPA 3%
HUD 1%
DOE 1%
DHS 1%
Other
8%

No single contract exceeds 3% of total revenues

*Based on FY 2017 financial performance released on February 27, 2018

Non-Federal Government by Client Category*


State and Local 10%
Int'l Gov't 7%
Commercial - Energy Markets 14%
Commercial - Marketing Services 16%
Commercial - Other 8%

- Commercial energy markets and Marketing services account for the majority of commercial revenues
- Advisory and Implementation services
- Commercial revenue as a percentage of total revenue increased to 38% in FY 2017 from 35% in FY 2016

*Based on FY 2017 financial performance released on February 27, 2018

Commercial – Energy Markets

- 14% of Total Revenue*
- Energy efficiency programs for utilities: State-regulated
- Majority long-term contracts


Pacific Gas and Electric Company
Xcel Energy
ComEd
An Exelon Company
nyserda
Energy. Innovation. Solutions.
Consumers Energy
Count on Us
BPU
Energy Trust of Oregon, Inc.
Southern California Edison
An Edison International Company
NV Energy
PNM
AEP Texas
A unit of American Electric Power
KCP&L
GasNetworks
EVERSOURCE ENERGY
SDG&E
Sempra Energy utility
The Electric Company
El Paso Electric
Ameren Missouri
DTE Energy
Exelon
conEdison
delmarva power
PGW
PECO
An Exelon Company
New Mexico Gas Company
CenterPoint Energy
focus on energy
Partnering with Wisconsin utilities
TNMP
Texas-New Mexico Power Company
AEP Public Service Company of Oklahoma
A unit of American Electric Power
Entergy
FirstEnergy
Delaware Sustainable Energy Utility
TVA
People. Power. Possibilities.
Central Hudson
A Fortis Company
nationalgrid
Duke Energy
BGE
An Exelon Company
Pepco Holdings Inc
SCE&G
A SCANA Company
Georgia Power
A Southern Company

ICF

*Based on FY 2017 financial performance released on February 27, 2018

Commercial – Marketing Services

- **16% of Total Revenue***
- **Customer engagement and loyalty marketing programs**
- **Digital marketing systems and platforms**
- **Consumer activation**

FORRESTER® The Forrester Wave™
Smart data for smart decisions.

“Leader”

The Forrester Wave™: Customer Loyalty Solution, Q3 2017


TALLY
REVOLUTIONIZING ENGAGEMENT
TALLY®

…Opportunity to leverage these capabilities across the ICF organization…

ICF

*Based on FY 2017 financial performance released on February 27, 2018

ICF Operates in Markets with Strong Growth Drivers

Health and Social Programs

- Chronic disease and prevention
- Patient engagement
- Immigration
- Education reform

Consumer / Financial

- Digital commerce
- Social media
- Mobile engagement
- ROI-driven marketing

ICF's Strengths Align with Market Demand

Energy, Environment and Infrastructure

- Efficiency and renewables
- Consumer engagement
- Infrastructure / Resilience
- Environment

Safety and Security

- Cybersecurity
- Critical infrastructure
- Disaster recovery
- Reputation management

ICF

Strengths and Expertise at ICF

VERTICAL ELEMENTS	FUNCTIONAL ELEMENTS
Proprietary IP	Program management & evaluation tools
A workforce of long-time industry experts	Consumer insights
Longstanding client relationships	Proprietary analytics
Long-term contract vehicles	Digital marketing IP & partnerships
	Technology solution development expertise

ICF combines deep industry expertise with cross-cutting digital engagement solutions to create and capture new opportunities

ICF Strategy

Sustain and grow our distinctive expertise in our core vertical markets

Provide a broader range of functional capabilities to our clients

Build our service offerings at the intersections between our vertical markets and our functional expertise

Financial Performance


350
371
344

Revenue and EPS, 2018 Guidance

Revenue ($ Millions)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,050
$1,132
$1,185
$1,229
$1.245B - $1.285B*
6.7% 5 yr. CAGR
2014
2015
2016
2017
2018 Guidance

EPS



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
GAAP EPS
Non-GAAP Adj.**
7.3% 5 yr. CAGR – Non-GAAP
$2.51
$2.00
$2.64
$2.00
$2.87
$2.40
$3.02
$3.27
$3.57
$2.87
$3.60 - $3.80*
$3.25 - $3.45*
'14
'15
'16
'17 non-GAAP
'17 GAAP
'17 Proforma
'18 Guid.

- **Mid-point of 2018 Revenue Guidance represents a 2.9% YoY growth; Mid-point of 2018 GAAP EPS Guidance represents a 16.7% YoY growth from proforma 2017**
- **2017 GAAP EPS includes the deferred tax liability (DTL) revaluation and represents reported GAAP EPS of $3.27**
- **2017 Pro Forma excludes the DTL revaluation but adjusts for the new tax rate reduction for GAAP/Non-GAAP EPS, consistent with the 2018 tax rate**

ICF

*Based on 2018 management guidance issued on February 27, 2018

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles and less DTL revaluation

Revenue and EPS Growth, Q4 2017

Revenue ($ Millions)*

Y-on-Y Growth: 3.7%


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,185.1
$1,229.2
2016
2017

EPS*

Non GAAP EPS Y-on-Y Growth: 5.2%


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
GAAP EPS
Non-GAAP Adj.**
$2.87
$2.40
$3.02
$3.27
2016
2017 Non-GAAP
2017 GAAP

*Based on FY 2017 financial performance released on February 27, 2018

**Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles and less DTL revaluation

Sales and Backlog

Sales ($ Millions)



1.4
B-T-B
1.1
$1,600
$1,200
$800
$400
$0
$1,496
$1,306*
FY 2016
FY 2017

Backlog ($ Billions)



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Unfunded
Funded
$2.1
$2.1
$1.1
$1.0
$1.0
$1.1
2016 Q4
2017 Q4

- **2017 Sales of $1.31B; resulting in Book-to-Bill (B-T-B) Ratio for FY 2017 of 1.1**
- **2016 record Sales year bolstered by Energy wins**
- **2017 Sales impacted by changing administration**

ICF

*Based on FY 2017 financial performance released on February 27, 2018

Balance Sheet Highlights*

($ Millions)	12/31/2013 Actual	12/31/2014 Actual	12/31/2015 Actual	12/31/2016 Actual	12/31/2017 Actual*
Total Assets	$700.9	$1,110.3	$1,080.3	$1,085.6	$1,110.3
Long-Term Debt	$40.0	$350.1	$311.5	$259.4	$206.3
Stockholders' Equity	$474.1	$500.7	$523.3	$566.0	$616.0
Current Ratio	1.51	1.42	1.50	1.55	1.48
FY Operating Cash Flow	$80.8	$79.2	$76.3	$80.1	$117.2

- **Strong cash generation provides flexibility for deleveraging and / or strategic investments**
  - **$30.7M of share repurchases occurred in CY17**
  - **$53.1M of debt paid down in CY17**
- **CY17 Operating Cash Flow improved $37.1M over CY16 due to strong collections**
- **2018 guidance for Operating Cash Flow is $100-110M**

ICF

*Based on FY 2017 financial performance released on February 27, 2018

Corporate Social Responsibility – It Matters


DealBook/ Business & Policy

DEALBOOK

BlackRock's Message: Contribute to Society, or Risk Losing Our Support

Trending on NYTimes

1 Son, 4 Overdoses, 6 Hours

Venezuela's Most-Wanted Rebel Shared His Story, Just Before Death

Senate Votes to End the Federal Shutdown

No Passport or Ticket: How a Woman Evaded Airport Security and Flew to London


ICF's 2016 Corporate Citizenship Performance at a Glance
Investing in Our People
We provide equal opportunities for all employees...to develop, advance, and stay.
50% female leaders
38% female board members
13,000+ professional development courses completed
8,000+ courses added via online learning partners
Promotions higher rate than industry average
Turnover lower rate than industry average
Making a Sustainable Commitment
We made progress on our carbon reduction goal and we're carbon neutral.
100% net renewable electricity in U.S.—via renewable energy certificates
24.7% reduction in greenhouse gas emissions per employee since baseline 2013
Zero net zero carbon status—we offset our emissions by investing in sustainable projects
Supporting Important Causes
We donate our time and money to important causes near and dear to us.
$555,000 ICF's cash giving to charity
17% increase in giving over 2015 gifts
Some of our charity partners
American Cancer Society
Red Cross
Water for People
The Children's Inn at NIH

https://www.icf.com/blog/2016-corporate-social-responsibility-report

In Summary - ICF

Distinctive expertise in core vertical markets

Industry-leading functional capabilities – including marketing services

Offerings at intersection between vertical markets and functional expertise

Thank You

ICF